Exhibit 10.1

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

AMENDMENT NO. 1 TO

PIPELINE AND GATHERING SERVICES AGREEMENT

This AMENDMENT NO. 1 to the PIPELINE AND GATHERING SERVICES AGREEMENT (this “Amendment” and the agreement as so amended, the “Agreement”), dated as of October 16, 2013, by and among Western Refining Company, L.P., a Delaware limited partnership, and Western Refining Southwest, Inc., an Arizona corporation (collectively, “WNR”), on the one hand, and Western Refining Pipeline, LLC, a Delaware limited liability company (“WRPG”), on the other hand, is entered into by WNR and WRPG as of October 30, 2015. In consideration of the covenants and obligations contained herein, the Parties to this Agreement hereby agree as set forth below. Capitalized terms used throughout this Amendment shall have the meanings set forth in the Agreement, unless otherwise specifically defined herein.

ARTICLE 1

AMENDMENTS

1.1 Amendments to Article 1. Article 1 is hereby amended to include or amend and restate, as applicable, each of the following definitions in appropriate alphabetical order:

“Allocated TexNew Mex Movement Fee” means the per barrel fee set forth on Schedule 4.7 for the volumes WNR throughputs on the TexNew Mex Pipeline Portion, subject to escalation of the TexNew Mex Tariff.

“Base TexNew Mex Invoice Amount” has the meaning set forth in Section 7.1.

“Mainline Movement Fees” means the per barrel fees set forth on Schedule 4.2 for the volumes WNR throughputs on the Pipeline and Gathering System (other than the TexNew Mex Pipeline).

“Minimum Commitments” means the Minimum Mainline Movement Commitment, Minimum TexNew Mex Movement Commitment, Minimum Truck Offloading Commitment, Minimum Gathering and Injection Commitment, and Minimum Storage Reservation Commitment.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

“Minimum TexNew Mex Movement Commitment” means the minimum TexNew Mex movement services on the TexNew Mex Pipeline Portion set forth on Schedule 4.7; provided, however, that the Minimum TexNew Mex Movement Commitment during the Month of October 2015 shall be prorated in accordance with the ratio of the number of days including and following October 30, 2015, to the total number of days in such Month.

“Minimum TexNew Mex Movement Fee” means, on a monthly basis, the product of the Allocated TexNew Mex Movement Fee multiplied by the Minimum TexNew Mex Movement Commitment.

“Specified Services” means the TexNew Mex movement services and the storage services with respect to the Star Lake Storage Tank provided pursuant to the terms of this Agreement.

“Star Lake Storage Tank” means the 80,000 barrel crude oil storage tank located at WRPG’s crude oil pumping station in Star Lake, New Mexico.

“TexNew Mex Credit” has the meaning set forth in Section 7.4(b).

“TexNew Mex Excess Amounts” means the fee owed by WNR to WRPG for TexNew Mex movement volumes in excess of the Minimum TexNew Mex Movement Commitment.

“Tex NewMex Pipeline” means the FERC-regulated pipeline extending from Western Refining Logistics, LP’s crude oil station in Bisti, New Mexico in the Four Corners region to its T Station in Eddy County, New Mexico.

“TexNew Mex Pipeline Portion” means that portion of the TexNew Mex Pipeline comprised of the approximate 375-mile segment of the FERC-regulated pipeline extending from Western Refining Logistics, LP’s crude oil station in Star Lake, New Mexico in the Four Corners region to its T Station in Eddy County, New Mexico.

“TexNew Mex Shortfall Amount” has the meaning set forth in Section 7.2.

“TexNew Mex Tariff” means the per barrel rate on file with the FERC that encompasses transportation of crude oil from Star Lake, New Mexico to the T Station in New Mexico, as such tariff may be in effect from time to time, and the applicable rules and regulations tariff on file with the FERC for such movements.

“TexNew Mex Units” has the meaning given such term in the Second Amended and Restated Agreement of Limited Partnership of Western Refining Logistics, LP, a Delaware limited partnership, effective as of October 30, 2015.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

1.2 Amendments to Section 3.1. Section 3.1 of the Agreement is hereby amended and restated in its entirety as follows:

“3.1 Term.

(a) The initial term of this Agreement shall commence on the Commencement Date and shall continue through October 16, 2023 with respect to all services other than the Specified Services (the “Initial Term”); provided, however, that the Initial Term may be extended for up to two (2) renewal terms of five (5) years each (each, an “Extension Period”) upon the mutual agreement in writing of WRPG and WNR no less than ninety (90) days prior to the end of the Initial Term or the then-current Extension Period. The Initial Term, and any extensions of this Agreement as provided above, shall be collectively referred to herein as the “Term”.

(b) Notwithstanding Section 3.1(a), and whether or not the parties extend the Initial Term in accordance therewith, the initial term of this Agreement with respect to the Specified Services shall commence on October 30, 2015, and shall continue through October 30, 2025, and any use of the term “Initial Term” or “Term” herein shall be deemed to refer to such period with respect to the provision of Specified Services by WRPG hereunder and the agreement and obligations of the parties with respect thereto. For the avoidance of doubt, if the Term of this Agreement with respect to services other than the Specified Services terminates prior to October 30, 2015, then all of the parties rights and obligations with respect to the provision of and payment for any services hereunder, including any obligations with respect to Minimum Commitments, other than with respect to the Specified Services, shall immediately terminate without any action by any party (other than any rights or obligations triggered or incurred prior to such termination).

1.3 Amendments to Section 4.1. Section 4.1 of the Agreement is hereby amended and restated in its entirety as follows:

“4.1 Minimum Commitments. During the Term of this Agreement and subject to the terms and conditions of this Agreement, each Month WNR shall:

(a)	Throughput (i) the Minimum Mainline Movement Commitment for which WNR shall pay a Minimum Mainline Movement Fee and (ii) the Minimum TexNew Mex Movement Commitment for which WNR shall pay a Minimum TexNew Mex Movement Fee;

(b)	Offload the Minimum Truck Offloading Commitment for which WNR shall pay a Minimum Truck Offloading Fee;

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

(c)	Utilize gathering and injection services at the Minimum Gathering and Injection Commitment for which WNR shall pay a Minimum Gathering and Injection Fee; and

(d)	Reserve the Minimum Storage Reservation Commitment for which WNR shall pay a Minimum Storage Reservation Fee.

For the avoidance of doubt, these are monthly system-wide fee commitments for the Pipeline and Gathering System. During the Term of this Agreement and subject to the terms and conditions of this Agreement, each Month WRPG shall provide mainline movement services, TexNew Mex movement services, truck offloading services, gathering and injection services and storage services at the Pipeline and Gathering System in no less than volumes covered under the Minimum Storage Reservation Commitment, the Minimum Mainline Movement Commitment, the Minimum TexNew Mex Movement Commitment, the Minimum Truck Offloading Commitment and the Minimum Gathering and Injection Commitment, as applicable.”

1.4 Amendments to Section 4.7. Article IV is hereby amended to add a new Section 4.7 as follows:

“4.7 TexNew Mex Movement Services; FERC Regulated Mainline Movements.

(a) WRPG shall provide TexNew Mex movement services and WNR shall be charged rates for the TexNew Mex movement services in accordance with the TexNew Mex Tariff.

(b) The following Articles and Sections, as applicable, shall not apply to the TexNew Mex movement services or to any other services provided as of the date of this Agreement or at any point in the future utilizing any portion of the Pipeline and Gathering System that is subject to FERC regulation: Section 5.1, Section 13.1(b), Section 13.1(c), Section 21.2 and Article 23. In addition Section 8.1 shall not apply to TexNew Mex movement services or to any other services provided as of the date of this Agreement or at any point in the future utilizing any portion of the Pipeline and Gathering System that is governed by a FERC tariff. The TexNew Mex movement services are governed by the TexNew Mex Tariff, as are the rates for such services. The provisions of this Agreement, other than those excluded two sentences prior, shall only apply to (i) the TexNew Mex movement services to the extent not inconsistent with the TexNew Mex Tariff and Applicable Law and (ii) to any mainline movement services or other services provided as of the date of this Agreement or at any point in the future utilizing any portion of the Pipeline and Gathering System that is subject to FERC jurisdiction, to the extent not inconsistent with such FERC rules and regulations and Applicable Law.”

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

1.5 Amendments to Section 6.2. Section 6.2 is hereby amended and restated in its entirety as follows:

“6.2 Mainline Movement Fee Adjustments. The Mainline Movement Fees and the TexNew Mex Tariff shall be adjusted on July 1 of each year at a rate equal to the percentage change in any inflationary index promulgated by the FERC, in accordance with the FERC’s indexing methodology. The Allocated TexNew Mex Movement Fee shall be adjusted on July 1 of each year to the extent that the TexNew Mex Tariff is adjusted pursuant to this Agreement. If the FERC terminates its indexing methodology, such fees shall be adjusted by a percentage equal to the change in the Producer Price Index for Finished Goods, seasonally adjusted, as published by the Department of Labor.”

1.6 Amendments to Section 6.3. Section 6.3 is hereby amended and restated in its entirety as follows:

“6.3 Fee Adjustment for Other Services. All fees set forth in this Agreement other than the Mainline Movement Fees, the TexNew Mex Tariff and the Allocated TexNew Mex Movement Fee, will be adjusted annually on July 1 of each year by a percentage equal to the change in the Producer Price Index for Finished Goods, seasonally adjusted, as published by the Department of Labor; provided, however, that no such fee shall be decreased below the applicable initial minimum fee in effect as of the Commencement Date.”

1.7 Amendments to Article VII. Article VII is hereby amended and restated in its entirety as follows:

“7.1 Base Invoice Amount. WRPG shall invoice WNR for fees owed to WRPG monthly based upon (a) actual mainline movements, truck offloading, gathering and injection and storage services utilized (the “Base Invoice Amount”) and (b) actual TexNew Mex movements pursuant to the TexNew Mex Tariff. For purposes of Section 7.2, each invoice shall also reflect a calculation showing the Allocated TexNew Mex Movement Fee multiplied by the actual TexNew Mex movements for such month (the “Base TexNew Mex Invoice Amount”).

7.2 Shortfall Amounts. If (a) the Base Invoice Amount is less than the total of the Minimum Mainline Movement Fee, Minimum Truck Offloading Fee, Minimum Gathering and Injection Fee and Minimum Storage Reservation Fee for such Month, WRPG shall also invoice WNR for such difference (the “Shortfall Amount”) and (b) the Base TexNew Mex Invoice Amount is less than the Minimum TexNew Mex Movement Fee for such Month, and taking into account any credit due WNR pursuant to Section 5.2, WRPG shall also invoice WNR for such difference (the “TexNew Mex Shortfall Amount”).

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

7.3 Payment Terms. WNR shall pay all amounts due pursuant to Sections 6.1, 7.1, 7.2 and 15.1 within ten (10) calendar days after WNR’s receipt of WRPG’s invoices. Any undisputed past due payments owed by WNR to WRPG shall accrue interest, payable on demand, at a rate equal to the Prime Rate plus two percent per annum from the due date of the payment through the actual date of payment.

7.4 Shortfall Credits.

(a) The dollar amount of any Shortfall Amount attributable to mainline movements, truck offloading and gathering and injection services (but not storage) paid by WNR shall be posted as a credit (a “Credit”) to WNR’s account and may be applied against any Excess Amounts owed by WNR during any of the succeeding twelve (12) Months. Credits will be applied in the order in which such Credits accrue and any remaining portion of the Credit that is not used by WNR during the succeeding twelve (12) Months shall expire (e.g., a Credit that accrues in January 2016 will be available through January 2017, will expire at the end of January 2017, and must be applied prior to applying any Credit which accrued in February 2016).

(b) The dollar amount of any TexNew Mex Shortfall Amount paid by WNR shall be posted as a credit (a “TexNew Mex Credit”) to WNR’s account and may be applied against any TexNew Mex Excess Amounts owed by WNR during any of the succeeding twelve (12) Months. TexNew Mex Credits will be applied in the order in which such TexNew Mex Credits accrue and any remaining portion of the TexNew Mex Credit that is not used by WNR during the succeeding twelve (12) Months shall expire (e.g., a TexNew Mex Credit that accrues in January 2016 will be available through January 2017, will expire at the end of January 2017, and must be applied prior to applying any TexNew Mex Credit which accrued in February 2016).”

1.8 Amendments to Schedules.

(a) Each of Schedule 1.1, Schedule 4.2, Schedule 4.3, Schedule 4.4, Schedule 4.5 and Schedule 22.3 are hereby amended and restated as set forth on Exhibit A hereto.

(b) The Agreement is hereby amended to add a new Schedule 4.7, as set forth on Exhibit B hereto.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

ARTICLE 2

MISCELLANEOUS

2.1 Ratification of the Agreement. Except as otherwise provided in this Amendment, all of the terms, representations, warranties, agreements, covenants and other provisions of the Agreement are hereby ratified and confirmed and shall continue to be in full force and effect in accordance with their respective terms.

2.2 Entire Agreement; Supersedure. This Amendment, together with the Agreement, contains the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersedes all previous understandings or agreements among the Parties, whether oral or written, with respect to their subject matter. No understanding, representation, promise, agreement, inducement or statement of intention, whether oral or written, has been made by either Party which is not embodied in or superseded by this Amendment or the Agreement, unless it is contained in a written amendment of the Agreement executed by the Parties after the execution and delivery of this Amendment, and no Party shall be bound by or liable for any alleged representation, promise, agreement, inducement or statement of intention not set forth in this Amendment or the Agreement.

2.3 Counterparts. This Amendment may be executed in one or more counterparts (including by facsimile or portable document format (pdf)) for the convenience of the Parties hereto, each of which counterparts will be deemed an original, but all of which counterparts together will constitute one and the same agreement.

[SIGNATURE PAGES FOLLOW]

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the date first written above.

WESTERN REFINING COMPANY, L.P.

By:	Western Refining GP, LLC, its general partner

By:	/s/ Mark J. Smith
Name:	Mark J. Smith
Title:	President – Refining and Marketing

WESTERN REFINING SOUTHWEST, INC.

By:	/s/ Mark J. Smith
Name:	Mark J. Smith
Title:	President – Refining and Marketing

WESTERN REFINING PIPELINE, LLC

By:	/s/ Jeff A. Stevens
Name:	Jeff A. Stevens
Title:	President and Chief Executive Officer

Signature Page – Amendment No. 1 to Pipeline Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

Exhibit A

Schedule 1.1

Pipeline and Gathering System

A.	Four Corners System

The Four Corners System includes:

1.	San Juan 6-inch Pipeline, a six-inch crude oil pipeline approximately 18 miles in length connecting the Bloomfield terminal operated by Western Refining Terminals, Inc. (“WRT”) to the Bisti crude oil station;

2.	West 6-inch Pipeline, a six-inch crude oil pipeline approximately 77 miles in length connecting the Bisti crude oil station to WNR’s Gallup Refinery;

3.	TexNew Mex 16” Pipeline Segment, a 16-inch crude oil pipeline approximately 43 miles in length connecting the Bisti crude oil station to the Star Lake, New Mexico crude oil station;

4.	The TexNew Mex Pipeline Portion;

5.	East 6-inch Pipeline, a six-inch crude oil pipeline approximately 105 miles in length connecting the Pettigrew crude oil station to the Star Lake, New Mexico crude oil station and WNR’s Gallup Refinery;

6.	Wingate 4-inch NGL Pipeline, a four-inch NGL pipeline approximately 14 miles in length connecting WNR’s NGL plant located in Gallup, New Mexico to WNR’s Gallup Refinery; and

7.	Other. The Bisti, Star Lake, Lybrook, and Pettigrew Stations combine to have (i) 21 crude oil storage and breakout tanks with a total combined capacity of 492,352 barrels; (ii) four truck receipt locations and (iii) a connection point with the Navajo Nation Oil and Gas Company Running Horse pipeline.

B.	Permian/Delaware Basin System

The Permian/Delaware Basin System includes:

1.	Main 12-inch Pipeline, a 12-inch crude oil pipeline approximately 20 miles in length connecting the Mason Station crude oil facility to the T Station crude oil facility;

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

2.	West 10-inch Pipeline and CR-285 Crude Oil Station, a 10-inch crude oil pipeline approximately 7 miles in length extending westward from the T Station crude oil facility and a two-bay truck loading and unloading location with associated storage;

3.	East 10-inch Pipeline and CR-1 Crude Oil Station, a 10-inch crude oil pipeline approximately 12 miles in length extending eastward from the T Station crude oil facility and a two-bay truck loading and unloading location and associated storage permitting;

4.	T Station Crude Oil Facility, a crude oil station including a staging tank;

5.	Mason Station Crude Oil Facility, a crude oil facility including two 80,000 barrel crude oil storage tanks, a seven-bay truck loading and unloading location and nine automatic custody transfer units; and

6.	McCamey Crude Oil Station, located in Upton County, Texas including a four-bay truck rack and crude receipt tanks; and

7.	Riverbend 4-inch Gathering Pipeline, a four-inch crude oil pipeline approximately 2.5 miles in length connecting Riverbend crude oil tanks in Crane County, Texas owned by third parties to the Kinder Morgan Wink pipeline.

8.	Western Gathering #1 6-inch Pipeline gathering system, including its 4-inch pipeline feeder extensions, which are, in the aggregate, approximately 7 miles in length extending from the CR-1 Crude Oil Station.

9.	Western Gathering #2 6-inch Pipeline gathering system, including its 4-inch pipeline feeder extensions, which are, in the aggregate, approximately 6 miles in length extending from the CR-1 Crude Oil Station.

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

Schedule 4.2

Minimum Mainline Movement Commitment and Mainline Movement Fees

A.	Permian/Delaware Basin System

Service	Mainline Movement Fee (per barrel)	Effective Date – New Mainline Movement Fee (per barrel)	Minimum Mainline Movement Commitment (barrels per month)
Movement – T Station to Mason	Per FERC Tariff	3/3/15	828,854
Movement – CR-1 to T Station for further service to Mason Station	$ ***	5/1/15	—
Movement – CR-285 to T Station for further service to Mason Station	$ ***	5/1/15	—
Movement – WR Gathering #1 Inject. to CR-1 for further service to Mason Station	$ ***	4/1/15	—
Movement – WR Gathering #2 Inject. to CR-1 for further service to Mason Station	$ ***	4/1/15	—

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

B.	Four Corners System

Service	Mainline Movement Fee (per barrel)	Effective Date – New Mainline Movement Fee (per barrel)	Minimum Mainline Movement Commitment (barrels per month)
Movement - Pettigrew Station to Gallup refinery	$ ***	7/1/2014 (index)	17,142
Movement – Lybrook Station to Gallup refinery	$ ***	7/1/2014 (index)	102,853
Movement – Lybrook Station to Star Lake for further service to Mason Station	Per FERC Tariff	3/3/2015	—
Movement - Bisti to Star Lake for further service to Mason Station	Per FERC Tariff	3/3/2015	234,695
Movement - Bisti to Gallup refinery (East Line)	$ ***	7/1/2014 (index)	234,695
Movement - Chaco Station to Bisti Station	$ ***	7/1/2014 (index)	11,357
Movement - Bisti Station to Gallup refinery (West Line)	$ ***	7/1/2014 (index)	254,741
Movement-Bisti Injection Station to Gallup refinery	$ ***	7/1/2014 (index)	94,900
Movement - Blmfld Prod Term. To Bisti Inject. Or reverse	$ ***	7/1/2014 (index)	95,023
Movement - Wingate to Gallup refinery (NGL liquids)	$ ***	7/1/2014 (index)	29,565

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

Schedule 4.3

Minimum Truck Offloading Commitment and Minimum Truck Offloading Fee

A.	Permian/Delaware Basin System

Service	Minimum Truck Offloading Fee (per barrel)	Effective Date – Minimum Offloading Fee (per barrel)	Minimum Truck Offloading Commitment (barrels per month)
Mason Station	$***	7/1/2014 (index)	453,208
McCamey Stations	$***	7/1/2014 (index)	241,508

B.	Four Corners System

Service	Minimum Gathering and Injection Fee (per barrel)	Effective Date – Minimum Offloading Fee (per barrel)	Minimum Gathering and Injection Commitment (barrels per month)
Gathering (Truck Offloading)	$***	7/1/2014 (index)	303,762

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

Schedule 4.4

Minimum Gathering and Injection Commitment and Minimum Gathering and Injection Fee

A.	Permian/Delaware Basin System

Service	Minimum Gathering and Injection Fee (per barrel)	Effective Date – New Minimum Gathering and Injection Fee (per barrel)	Minimum Gathering and Injection Commitment (barrels per month)
Pipeline gathering injection in system at T	$***	5/1/15	None
Pipeline gathering injection in system at any other location	$***	7/1/2014 (index)	35,283

B.	Four Corners System

Service	Minimum Gathering and Injection Fee (per barrel)	Effective Date – New Minimum Gathering and Injection Fee (per barrel)	Minimum Gathering and Injection Commitment (barrels per month)
Pipeline injection connection in system	$***	7/1/2014 (index)	602,667

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

Schedule 4.5

Minimum Storage Reservation Commitment and Minimum Storage Reservation Fee

A.	Permian/Delaware Basin System

Service	Minimum Storage Reservation Fee (per barrel)	Effective Date – New Minimum Storage Reservation Fee (per barrel)	Minimum Storage Reservation Commitment	Effective Date – New Minimum Storage Reservation
Storage Tanks	$***/month	7/1/2014 (index)	262,818 barrels	8/1/2015
			213,200 barrels	1/1/2015
			212,400 barrels	10/16/2013

B.	Four Corners System

Service	Minimum Storage Reservation Fee (per barrel)	Effective Date – New Minimum Storage Reservation Fee (per barrel)	Minimum Storage Reservation Commitment	Effective Date – New Minimum Storage Reservation
Storage tanks	$***/month	7/1/2014 (index)	405,446 barrels	1/1/2015
			407,306 barrels	6/1/2014
Star Lake Storage Tank	$***/month	10/30/2015	79,906 barrels	10/30/2015

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

Schedule 22.3

Stipulated Minimum Commitment

A.	Stipulated Minimum Mainline Movement Commitment – Permian/Delaware Basin System

Service	Stipulated Minimum Mainline Movement Commitment (barrels per month)
Movement – T Station to Mason	828,854

B.	Stipulated Minimum Mainline Movement Commitment – Four Corners System

Service	Minimum Mainline Movement Commitment (barrels per month)
Movement - Pettigrew Station to Gallup refinery	17,142
Movement – Lybrook Station to Gallup refinery	102,853
Movement – Lybrook Station to Star Lake for further service to Mason Station	—
Movement - Bisti to Star Lake for further service to Mason Station	234,695
Movement - Bisti to Gallup refinery (East Line)	234,695
Movement - Chaco Station to Bisti Station	11,357
Movement - Bisti Station to Gallup refinery (West Line)	254,741
Movement-Bisti Injection Station to Gallup refinery	94,900
Movement - Blmfld Prod Term. To Bisti Inject. Or reverse	95,023
Movement - Wingate to Gallup refinery (NGL liquids)	29,565

C.	Stipulated Minimum Truck Offloading Commitment – Permian/Delaware Basin System

Service	Stipulated Truck Offloading Commitment (barrels per month)
Gathering (Truck Offloading):
Mason Station	453,208
McCamey Stations	241,508

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

D.	Stipulated Minimum Truck Offloading Commitment – Four Corners System

Service	Stipulated Minimum Truck Offloading Commitment (barrels per month)
Gathering (Truck Offloading)	303,762

E.	Stipulated Minimum Gathering and Injection Commitment – Permian/Delaware Basin System

Service	Minimum Gathering and Injection Commitment (barrels per month)
Pipeline gathering injection into system	35,283

F.	Stipulated Minimum Gathering and Injection Commitment – Four Corners System

Service	Minimum Gathering and Injection Commitment (barrels per month)
Pipeline injection connection in system	602,667

G.	Stipulated Minimum Storage Reservation Commitment and Minimum Storage Reservation Fee – Permian/Delaware Basin System

Service	Minimum Storage Reservation Commitment (barrels per month)
Storage tanks	262,818 barrels

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

H.	Stipulated Minimum Storage Reservation Commitment and Minimum Storage Reservation Fee – Four Corners System

Service	Minimum Storage Reservation Commitment (barrels per month)
Storage tanks	405,446 barrels

I.	Stipulated Minimum Storage Reservation Commitment and Minimum Storage Reservation Fee – Star Lake

Service	Minimum Storage Reservation Commitment (barrels per month)
Storage tanks	79,906 barrels

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

Exhibit B

Schedule 4.7

Service	Allocated TexNew Mex Movement Fee	Effective Date – TexNew Mex Movement Fee (per barrel)	Minimum TexNew Mex Movement Commitment (barrels per day)
Movement(s) encompassing – Star Lake, to T Station in Eddy County	$***	10/30/15	13,000

B-1